Supplement to PREMIER Accumulation Life Prospectus
               to Prospectus dated May 1, 2006, as supplemented

                       Supplement dated May 15, 2006

As of May 1, 2006, Symetra Life Insurance Company ("Symetra Life") has made
66 portfolios available under your PREMIER Accumulation Life policy. However, not all portfolios are available to all policy owners. Certain portfolios are closed to new investors and only available to policy owners who have been continuously invested in them as of a certain date as detailed under Section 4: Investment Options in the May 1, 2006 prospectus. Once a policy owner has transferred the entire value out of one of these closed portfolios, the portfolio is no longer available to the policy owner for investment.

We consider you to be "continuously invested" so long as you have not withdrawn or transferred the remaining value in a closed portfolio. Therefore, if one of the closed portfolios reaches a zero balance due to the automatic deduction of policy charges and expenses associated with the policy and your policy remains in force, you will be allowed to continue to invest in this portfolio. Otherwise, any complete withdrawal or transfer by you from a closed portfolio will prevent you from reinvesting in that portfolio.